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1127 Broadway Plaza, Suite 202



Tacoma, WA  98402



253.284.2000 Phone



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Insynq com


December 14, 2004



Lisa Fincher
1807 49th Street W
Bradenton, FL  34209


Dear Lisa:



This letter is to terminate our Consulting Agreement dated October 4, 2004 due to non-performance. Please sign below indicating your acknowledgement and agreement.




Sincerely,


/s/ M. Carroll Benton
M. Carroll Benton
Chief Administrative Officer






Acknowledged and Agreed


Lisa Fincher

/s/ Lisa Fincher
____________________________________________________